                                      Two World Trade Center, New York, New York
                                      10048

INTERCAPITAL INSURED MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30-years was at 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

---------------
* The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL INSURED MUNICIPAL TRUST

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Insured Municipal Trust (IMT) rose from $14.27 to $15.86 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $1.02 per share, the Trust's total return was 19.54 percent. Over the same period, IMT's market price on the New York Stock Exchange appreciated 15.84 percent from $12.625 to $14.625 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 24.59 percent. IMT began the fiscal year trading at an 11.5 percent discount to NAV and closed at an 8 percent discount. Undistributed net investment income totaled $0.127 per share on October 31, 1995 versus $0.179 per share a year ago.

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO STRUCTURE
On October 31, 1995, IMT's long-term
portfolio was diversified among 12
long-term municipal sectors and 51
credits. The three largest
sectors -- refunded, hospital revenue and industrial development/pollution control revenue bonds -- represented 54 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 20 and 7 years, respectively. Net assets exceeded $490 million.

Each position in the portfolio was backed by triple "A" rated bond insurers. This is to ensure the timely payment of principal and interest. The distribution of credit enhancements is illustrated on the right.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $130 million in ARPS are outstanding. This represents 27 percent of net assets.



                                   [GRAPH]


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1995
(% OF TOTAL LONG-TERM INVESTMENTS)


MBIA                     35%
AMBAC                    27%
FGIC                     25%
FSA                       7%
GNMA                      6%

INTERCAPITAL INSURED MUNICIPAL TRUST

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 519,900 shares of common stock at a weighted average market discount of 7.5 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/  CHARLES A. FIUMEFREDDO
---------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 31, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
For......................    16,021,468
Withheld.................       364,274
Michael E. Nugent
For......................    16,026,596
Withheld.................       359,146
Philip J. Purcell
For......................    16,028,221
Withheld.................       357,521

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

           John R. Haire
           For..............................................................................................       2,005
           Withheld.........................................................................................         29

The following Trustees were not standing for reelection at this meeting:

    Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson, Paul Kolton, and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

           For.........................................................................................      15,455,432
           Against.....................................................................................         226,793
           Abstain.....................................................................................         703,517

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

           For.........................................................................................    15,780,117
           Against.....................................................................................        93,704
           Abstain.....................................................................................       511,921

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS October 31, 1995

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (98.2%)
              General Obligation (7.3%)
$  8,000      Chicago, Illinois, Refg Ser 1992 (AMBAC).................................     6.25 %     01/01/11     $  8,619,680
  15,000      Cook County, Illinois, Ser 1992 A (MBIA).................................     6.60       11/15/22       15,975,600
   6,000      Louisiana, Ser 1992 A (AMBAC)............................................     6.50       05/01/08        6,532,380
   4,000      Clark County, Nevada, Transportation Impr Ltd Tax Ser 06/01/92 B
               (AMBAC).................................................................     6.50       06/01/17        4,436,720
--------                                                                                                              ----------
  33,000                                                                                                              35,564,380
--------                                                                                                              ----------
              Educational Facilities Revenue (3.9%)
              Massachusetts Health & Educational Facilities Authority,
  15,000      Northeastern University Ser E (MBIA).....................................     6.55       10/01/22       16,075,650
   3,000      Stonehill College Ser E (MBIA)...........................................     6.60       07/01/20        3,220,110
--------                                                                                                              ----------
  18,000                                                                                                              19,295,760
--------                                                                                                              ----------
              Electric Revenue (3.1%)
  10,000      Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC)....     6.25       01/01/18       10,259,800
   5,000      Lower Colorado River Authority, Texas, Jr Lien Refg Ser 1992 (AMBAC).....     6.00       01/01/17        5,050,750
--------                                                                                                              ----------
  15,000                                                                                                              15,310,550
--------                                                                                                              ----------
              Hospital Revenue (18.0%)
  15,000      Delaware Health Facilities Authority, Medical Center of Delaware Ser 1992
               (MBIA)..................................................................     6.25       10/01/06       16,642,050
   5,000      Brevard County Health Facilities Authority, Florida, Wuesthoff Memorial
               Hospital Ser 1992 A (MBIA)..............................................     6.625      04/01/13        5,402,050
   5,000      Jacksonville Health Facilities Authority, Florida, Memorial Regional
               Rehabilitation Center Ser 1992 (MBIA)...................................     6.625      05/01/22        5,365,700
   8,955      Illinois Health Facilities Authority, Southern Illinois Hospital Services
               Ser 1991 (MBIA).........................................................     6.625      03/01/20        9,455,047
   3,700      Massachusetts Health & Educational Facilities Authority, McLean Hospital
               Ser C (FGIC)............................................................     6.625      07/01/15        3,965,105
   5,000      Farmington Hills Hospital Finance Authority, Michigan, Botsford General
               Hospital Ser 1992 A (MBIA)..............................................     6.50       02/15/22        5,304,850
  15,000      Amarillo Health Facilities Corporation, Texas, High Plains Baptist
               Hospital Ser 1992 A & B (FSA)...........................................     6.562      01/01/22       15,791,250
              Wisconsin Health & Educational Facilities Authority,
  15,000      Children's Hospital Inc Ser 1992 B (FGIC)................................     6.50       08/15/21       15,755,550
  10,000      Wausau Hospital Inc Ser 1991 B (AMBAC)...................................     6.70       08/15/20       10,683,800
--------                                                                                                              ----------
  82,655                                                                                                              88,365,402
--------                                                                                                              ----------
              Industrial Development/Pollution Control Revenue (14.0%)
   6,000      Delaware Economic Development Authority, Delmarva Power & Light Co Ser
               1992 A (AMT) (AMBAC)....................................................     6.85       05/01/22        6,463,920
   5,000      Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser D
               (Secondary FGIC)........................................................     7.00       04/01/15        5,563,150
  20,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA).............     7.00       06/01/31       22,220,000
   7,500      Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser 1987 (AMBAC)...     6.55       10/01/13        7,991,325

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  7,000      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA).........................     6.70 %     12/01/21     $  7,563,570
              Brazos River Authority, Texas,
   7,500      Houston Lighting & Power Co 1992 A (AMBAC)...............................     6.70       03/01/17        8,191,125
  10,000      Texas Utilities Electric Co Collateralized Ser 1992 A (AMT) (AMBAC)......     6.75       04/01/22       10,693,600
--------                                                                                                              ----------
  63,000                                                                                                              68,686,690
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (6.7%)
   3,000      Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)
               (WI)....................................................................     5.875      12/01/24        2,936,400
  19,700      Nebraska Investment Finance Authority, GNMA-Backed 1992 Ser A & B (AMT)..     6.71       09/15/24       20,227,369
   9,100      Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2 (AMT)...............     6.903      03/01/31        9,451,079
--------                                                                                                              ----------
  31,800                                                                                                              32,614,848
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (0.7%)
   3,500      New York State Medical Care Facilities Finance Agency, Mental Health 1992
--------       Ser A (FGIC)............................................................     6.375      08/15/17        3,646,930
                                                                                                                      ----------
              Public Facilities Revenue (6.5%)
  10,000      Orange County, Florida, Tourist Development Tax Ser 1992 B (AMBAC).......     6.00       10/01/21       10,157,500
  20,000      Hudson County, New Jersey, Correctional Refg Ser 1992 COPs (MBIA)........     6.60       12/01/21       21,479,000
--------                                                                                                              ----------
  30,000                                                                                                              31,636,500
--------                                                                                                              ----------
              Resource Recovery Revenue (2.0%)
   9,000      Detroit Economic Development Corporation, Michigan, Ser 1991 A (AMT)
               (FSA)...................................................................     6.875      05/01/09        9,808,200
--------                                                                                                              ----------
              Transportation Facilities Revenue (2.7%)
   5,000      Hillsborough County Port District, Florida, Tampa Port Authority Refg Ser
               1995 (AMT) (FSA)........................................................     5.75       06/01/13        5,067,250
   5,000      Greater Orlando Aviation Authority, Florida, Ser 1992 A (AMT) (FGIC).....     6.50       10/01/12        5,315,800
   2,500      Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA).......................     6.75       07/01/21        2,643,475
--------                                                                                                              ----------
  12,500                                                                                                              13,026,525
--------                                                                                                              ----------
              Water & Sewer Revenue (11.2%)
   7,790      Kenton County Water District #1, Kentucky, Refg Ser 1992 (FGIC)..........     6.375      02/01/17        8,307,801
   3,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC).....................     6.375      07/01/22        3,113,820
   6,400      Bergen County Utilities Authority, New Jersey, 1992 Water Pollution Ser A
               (FGIC)..................................................................     6.50       12/15/12        6,925,504
   5,000      Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC).........................     6.50       01/01/11        5,392,300
  10,000      Grand Strand Water & Sewer Authority, South Carolina, Refg Ser 1992
               (MBIA)..................................................................     6.00       06/01/19       10,123,900
   5,000      North Charleston Sewer District, South Carolina, Refg Ser 1992 A
               (MBIA)..................................................................     6.00       07/01/18        5,054,150
  15,000      Metropolitan Seattle, Washington, Sewer Ser U (FGIC).....................     6.60       01/01/32       15,855,900
--------                                                                                                              ----------
  52,190                                                                                                              54,773,375
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Refunded (22.1%)
$ 10,000      Reedy Creek Improvement District, Florida, Utilities Ser 1991-1 (MBIA)...     6.50 %     10/01/16     $ 11,171,400
   5,500      Vero Beach, Florida, Electric Ser 1991 (MBIA)............................     6.55       12/01/21        6,101,095
   5,000      Fulton-DeKalb Hospital Authority, Georgia, Grady Memorial Hospital Ser
               1991 (AMBAC)............................................................     6.90       01/01/20        5,639,150
   9,300      New Orleans, Louisiana, Issue of 1992 (FGIC).............................     7.50       09/01/21       10,894,950
   5,000      Chippewa Valley Schools, Michigan, 1992 (FGIC)...........................     6.375      05/01/21        5,523,900
   7,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC).....................     6.375      07/01/02        7,826,210
   9,500      Detroit City School District, Michigan, Ser 1991 (Secondary AMBAC).......     7.10       05/01/07       10,865,435
  15,000      Harrisburg Authority, Pennsylvania, Water Ser of 1992 (FGIC).............     6.50       08/15/16       16,690,650
  15,000      South Carolina Public Service Authority, 1991 Ser D (AMBAC)..............     6.50       07/01/24       16,886,850
   5,000      Chattanooga-Hamilton County Hospital Authority, Tennesse, Erlanger
               Medical Center 1991 Ser A (FSA).........................................     6.854      05/15/01        5,655,400
  10,000      Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A (AMBAC)..........     6.50       08/15/17       11,274,500
--------                                                                                                            ------------
  96,300                                                                                                             108,529,540
--------                                                                                                            ------------
 446,945      TOTAL MUNICIPAL BONDS (Identified Cost $441,501,213).............................................      481,258,700
--------                                                                                                            ------------

              SHORT-TERM MUNICIPAL OBLIGATIONS (0.9%)
   1,400      East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993 (Demand
               11/01/95)...............................................................     4.00*      03/01/22        1,400,000
   2,800      Kemmerer, Wyoming, Exxon Corp Ser 1984 (Demand 11/01/95).................     3.90*      11/01/14        2,800,000
--------                                                                                                            ------------
   4,200      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $4,200,000)..............................        4,200,000
--------                                                                                                            ------------

$451,145      TOTAL INVESTMENTS (Identified Cost $445,701,213) (a)....................................    99.1%      485,458,700
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.9        4,657,708
                                                                                                         ------     ------------
              NET ASSETS...............................................................................  100.0%     $490,116,408
                                                                                                         ======     ============

---------------------

  AMT      Alternative Minimum Tax.
 COPs      Certificates of Participation.
  WI       Security purchased on a when issued basis.
   *       Current coupon of variable rate security.
  (a)      The aggregate cost for federal income tax purposes is $445,701,213; the aggregate gross unrealized appreciation is $39,761,604 and the aggregate gross unrealized depreciation is $4,117, resulting in net unrealized appreciation $39,757,487.

Bond Insurance:
 AMBAC     AMBAC Indemnity Corporation.
 FGIC      Financial Guaranty Insurance Company.
  FSA      Financial Security Assurance Inc.
 MBIA      Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

 ------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1995

  Alaska.............  0.6%
  Delaware...........  4.7
  Florida............  9.9
  Georgia............  1.2
  Hawaii.............  0.5
  Illinois...........  7.0
  Indiana............  1.1
  Kansas.............  4.5
  Kentucky...........  1.7
  Louisiana..........  3.8%
  Massachusetts......  4.8
  Michigan...........  8.7
  Nebraska...........  4.1
  Nevada.............  2.6
  New Jersey.........  5.8
  New York...........  0.7
  Ohio...............  3.0
  Pennsylvania.......  5.0
  South Carolina.....  8.6%
  Tennessee..........  1.2
  Texas.............. 10.4
  Washington.........  3.2
  Wisconsin..........  5.4
  Wyoming............  0.6
                      ----
  Total.............. 99.1%
                      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
ASSETS:
Investments in securities, at value
 (identified cost $445,701,213).......................................    $485,458,700
Cash..................................................................          71,991
Interest receivable...................................................       7,858,835
Deferred organizational expenses......................................          20,642
Prepaid expenses and other assets.....................................          30,957
                                                                          ------------
    TOTAL ASSETS......................................................     493,441,125
                                                                          ------------
LIABILITIES:
Payable for:
    Investments purchased.............................................       2,955,198
    Investment management fee.........................................         150,184
    Dividends to preferred shareholders...............................         118,359
Accrued expenses and other payables...................................         100,976
                                                                          ------------
    TOTAL LIABILITIES.................................................       3,324,717
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 2,600 shares outstanding).......     130,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 22,702,213 shares outstanding).......................     315,676,601
Net unrealized appreciation...........................................      39,757,487
Accumulated undistributed net investment income.......................       2,876,782
Accumulated undistributed net realized gain...........................       1,805,538
                                                                          ------------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     360,116,408
                                                                            ----------
    TOTAL NET ASSETS..................................................    $490,116,408
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($360,116,408 divided by 22,702,213 common shares outstanding).......          $15.86
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1995
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $29,675,274
                                                                           -----------
EXPENSES
Investment management fee..............................................      1,672,659
Auction commission fees................................................        344,324
Transfer agent fees and expenses.......................................        129,777
Professional fees......................................................        114,953
Shareholder reports and notices........................................         59,441
Registration fees......................................................         32,864
Trustees' fees and expenses............................................         32,386
Auction agent fees.....................................................         29,207
Custodian fees.........................................................         21,994
Organizational expenses................................................         15,329
Other..................................................................         31,172
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      2,484,106
    LESS: EXPENSE OFFSET...............................................        (21,945)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      2,462,161
                                                                           -----------
    NET INVESTMENT INCOME..............................................     27,213,113
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      1,805,528
Net change in unrealized appreciation..................................     35,661,756
                                                                           -----------
    NET GAIN...........................................................     37,467,284
                                                                           -----------
NET INCREASE...........................................................    $64,680,397
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                       OCTOBER 31,        OCTOBER 31,
                                                           1995               1994
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 27,213,113       $ 31,108,618
Net realized gain.................................        1,805,528            491,436
Net change in unrealized appreciation.............       35,661,756        (63,498,938)
                                                       ------------       ------------
    NET INCREASE (DECREASE).......................       64,680,397        (31,898,884)
                                                       ------------       ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
  INVESTMENT INCOME...............................       (5,175,254)        (5,085,324)
                                                       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
  FROM:
Net investment income.............................      (23,327,851)       (26,301,573)
Net realized gain.................................         (426,388)           --
                                                       ------------       ------------
    TOTAL.........................................      (23,754,239)       (26,301,573)
                                                       ------------       ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred.........................................      (30,000,000)       (20,000,000)
Common............................................       (6,994,598)        (3,860,432)
                                                       ------------       ------------
    TOTAL.........................................      (36,994,598)       (23,860,432)
                                                       ------------       ------------
    TOTAL DECREASE................................       (1,243,694)       (87,146,213)
NET ASSETS:
Beginning of period...............................      491,360,102        578,506,315
                                                       ------------       ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $2,876,781 and $4,166,775, respectively)...     $490,116,408       $491,360,102
                                                       ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences

INTERCAPITAL INSURED MUNICIPAL TRUST
are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $76,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $13,787,810 and $39,497,281, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $11,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in

INTERCAPITAL INSURED MUNICIPAL TRUST

Trustees' fees and expenses in the Statement of Operations amounted to $12,000. At October 31, 1995, the Trust had an accrued pension liability of $21,242 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On April 9, 1992, the Trust issued 3,600 shares of Auction Rate Preferred Shares ("Preferred Shares") consisting of 1,800 shares each of Series TU and TH for gross total proceeds of $180,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

For the year ended October 31, 1995, the Trust purchased and retired 600 shares of Series TU in the amount of $30,00,000.

Dividends, which are cumulative, are reset through auction procedures.

                                   RESET           RANGE OF
SHARES*     SERIES     RATE*        DATE       DIVIDEND RATES**
-------     -------    ------     --------     ----------------
   800        TU       3.60 %     01/09/96       3.27% - 6.25%
 1,800        TH       3.797      11/02/95       3.34  - 4.65

---------------------

 *   As of October 31, 1995.
 **  For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 6, 1995, the Trust paid dividends to each of the Series TH and TU at rates ranging from 3.70% to 3.82% and 3.60%, respectively, in the aggregate amount of $508,564.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL INSURED MUNICIPAL TRUST

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                   PAR          EXCESS OF
                                                                                   SHARES         VALUE         PAR VALUE
                                                                                 ----------      --------      ------------
Balance, October 31, 1993...................................................     23,507,113      $235,071      $326,296,559
Treasury shares purchased and retired (weighted average discount 8.78%)*....       (285,000)       (2,850)       (3,857,582)
                                                                                 ----------      --------      ------------
Balance, October 31, 1994...................................................     23,222,113       232,221       322,438,977
Treasury shares purchased and retired (weighted average discount 7.50%)*....       (519,900)       (5,199)       (6,989,398)
                                                                                 ----------      --------      ------------
Balance, October 31, 1995...................................................     22,702,213      $227,022      $315,449,579
                                                                                 ==========      ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

   DECLARATION          AMOUNT            RECORD               PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ----------    ------------------    ------------------
 October 31, 1995       $0.085      November 10, 1995     November 24, 1995
November 28, 1995       $0.085      December 8, 1995      December 22, 1995

INTERCAPITAL INSURED MUNICIPAL TRUST

7. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                 QUARTERS ENDED
                                                ---------------------------------------------------------------------------------
                                                    10/31/95             7/31/95               4/30/95               1/31/95
                                                ----------------     ----------------     -----------------     -----------------
                                                            PER                  PER                   PER                   PER
                                                TOTAL*     SHARE     TOTAL*     SHARE     TOTAL*      SHARE     TOTAL*      SHARE
                                                ------     -----     ------     -----     -------     -----     -------     -----
Total investment income.....................    $7,544     $0.33     $7,290     $0.32     $ 7,244     $0.32     $ 7,597     $0.33
Net investment income.......................     6,891     0.31       6,693     0.30        6,645     0.29        6,984     0.31
Net realized and unrealized gain............     7,720     0.34       7,342     0.32       11,060     0.50       11,345     0.49

                                                                               QUARTERS ENDED
                                            -------------------------------------------------------------------------------------
                                                 10/31/94               7/31/94                4/30/94               1/31/94
                                            -------------------     ----------------     -------------------     ----------------
                                                          PER                   PER                    PER                   PER
                                             TOTAL*      SHARE      TOTAL*     SHARE      TOTAL*      SHARE      TOTAL*     SHARE
                                            --------     ------     ------     -----     --------     ------     ------     -----
Total investment income.................    $  8,340     $ 0.36     $8,502     $0.36     $  8,361     $ 0.36     $8,735     $0.37
Net investment income...................       7,679       0.33      7,855     0.33         7,629       0.33      7,946     0.34
Net realized and unrealized gain
 (loss).................................     (25,889)     (1.10)     6,002     0.26       (47,595)     (2.02)     4,474     0.19

---------------------
* Amounts in thousands.

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                                                                                         FEBRUARY
                                                                                                                           28,
                                                                                                                          1992*
                                                                                       FOR THE YEAR ENDED                THROUGH
                                                                                           OCTOBER 31                    OCTOBER
                                                                                  ---------------------------              31,
                                                                                1995**       1994**       1993**          1992**
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $ 14.27      $ 16.95       $14.25          $14.06
                                                                               -------      -------       ------          ------
Net investment income....................................................         1.21         1.33         1.35            0.79
Net realized and unrealized gain (loss)..................................         1.65        (2.67)        2.69            0.19
                                                                               -------      -------       ------          ------
Total from investment operations.........................................         2.86        (1.34)        4.04            0.98
                                                                               -------      -------       ------          ------
Less dividends and distributions from:
   Net investment income.................................................        (1.02)       (1.12)       (1.12)          (0.49)
   Common share equivalent of dividends paid to preferred shareholders...        (0.23)       (0.22)       (0.22)          (0.13)
   Net realized gain.....................................................        (0.02)          --           --              --
                                                                               -------      -------       ------          ------
Total dividends and distributions........................................        (1.27)       (1.34)       (1.34)          (0.62)
Offering costs charged against capital...................................           --           --           --           (0.17)
                                                                               -------      -------       ------          ------
Net asset value, end of period...........................................      $ 15.86      $ 14.27       $16.95          $14.25
                                                                               =======      =======       ======          ======
Market value, end of period..............................................      $14.625      $12.625       $16.75          $15.25
                                                                               =======      =======       ======          ======
TOTAL INVESTMENT RETURN+.................................................        24.59%     (18.84)%       17.73%        4.94%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset.....................................      0.72%(3)        0.77%        0.80%        0.72%(2)
Net investment income before preferred stock dividends...................      7.88%(3)        8.45%        8.52%        8.10%(2)
Preferred stock dividends................................................         1.50%        1.38%        1.40%        1.34%(2)
Net investment income available to common shareholders...................         6.38%        7.07%        7.12%        6.76%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................................      $490,116     $491,360     $578,506        $515,025
Asset coverage on preferred shares at end of period......................          377%         307%         321%            286%
Portfolio turnover rate..................................................            3%           6%           1%           1%(1)

---------------------
 *  Commencement of operations.
 **  The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) The above expense and net investment income ratios would have been 0.71% and 7.89%, respectively, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Trust (the "Trust") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 28, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 6, 1995
      --------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $1.02 to the common shareholders, $1,731 to Series TU preferred shareholders and $3,444 to Series TH preferred shareholders. For the year ended October 31, 1995, the Trust paid the following per share amounts from long-term capital gains:
         $0.02 to the common shareholders, $35.96 to Series TU preferred shareholders and $20.95 to Series TH preferred shareholders.

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


DEAN WITTER
INTERCAPITAL
INSURED
MUNICIPAL
TRUST

[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1995